                           TRADECAST INVESTMENTS LTD.
                                AND SUBSIDIARIES


                        CONSOLIDATED FINANCIAL STATEMENTS


                           DECEMBER 31, 2000 AND 1999

TRADECAST INVESTMENTS LTD. AND SUBSIDIARIES
CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2000 AND 1999




                                 C O N T E N T S

                                                                        Page
                                                                        ----

Independent Auditors' Report ..............................................2

Consolidated Balance Sheets ...............................................3

Consolidated Statements of Operations .....................................4

Consolidated Statements of Changes in Partners' Capital ...................5

Consolidated Statements of Cash Flows......................................6

Notes to Consolidated Financial Statements ................................7

                          Independent Auditors' Report


The Partners
TradeCast Investments Ltd.


We have audited the accompanying consolidated balance sheets of TradeCast Investments Ltd. (a Texas limited partnership) and Subsidiaries as of December 31, 2000 and 1999 and the related consolidated statements of operations, changes in partners' capital, and cash flows for the years then ended. These consolidated financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the consolidated financial position of TradeCast Investments Ltd. and Subsidiaries as of December 31, 2000 and 1999 and the results of their operations and their cash flows for the years then ended, in conformity with accounting principles generally accepted in the United States.


/s/ MANN FRANKFORT STEIN & LIPP CPAs, L.L.P.


Houston, Texas
February 16, 2001

TRADECAST INVESTMENTS LTD. AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS



                                                      December 31,
                                               -------------------------
                                                  2000          1999
                                               -----------   -----------
ASSETS

CURRENT ASSETS
   Cash and cash equivalents                   $ 5,679,085   $16,369,170
   Accounts receivable, net                      1,710,104     1,437,344
   Other receivables                               478,192        34,929
   Advances to affiliate                            50,000       200,000
   Prepaid expenses and other current assets       284,364       121,748
                                               -----------   -----------
     TOTAL CURRENT ASSETS                        8,201,745    18,163,191


PROPERTY AND EQUIPMENT, net                      5,886,520     3,381,755

OTHER ASSETS
   Note receivable                                    --          31,488
   Prepaids and other long-term assets              48,200          --
                                               -----------   -----------

TOTAL ASSETS                                   $14,136,465   $21,576,434
                                               ===========   ===========


LIABILITIES AND PARTNERS' CAPITAL

CURRENT LIABILITIES
   Accounts payable                            $   597,733   $ 1,027,346
   Accrued expenses                                723,822       153,710
                                               -----------   -----------
     TOTAL CURRENT LIABILITIES                   1,321,555     1,181,056

COMMITMENTS AND CONTINGENT LIABILITIES                --            --

PARTNERS' CAPITAL
   General partner                                 128,148       203,953
   Limited partners                             12,686,762    20,191,425
                                               -----------   -----------
     TOTAL PARTNERS' CAPITAL                    12,814,910    20,395,378
                                               -----------   -----------

TOTAL LIABILITIES AND PARTNERS' CAPITAL        $14,136,465   $21,576,434
                                               ===========   ===========



                 See notes to consolidated financial statements.

TRADECAST INVESTMENTS LTD. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF OPERATIONS


                                           Year Ended December 31,
                                        -----------------------------
                                            2000            1999
                                        ------------    ------------
REVENUES
   Order entry                          $ 11,131,329    $  6,834,603
   Online income                           4,818,667         364,611
                                        ------------    ------------
     TOTAL REVENUES                       15,949,996       7,199,214

COST OF SERVICES                           3,355,485         466,177
                                        ------------    ------------

GROSS PROFIT                              12,594,511       6,733,037

OPERATING EXPENSES
   Advertising and promotion               7,813,606       1,913,292
   Bad debt                                  413,942          42,759
   Depreciation and amortization           1,199,091         161,249
   Employee compensation and benefits      5,970,661       2,684,543
   Equipment and software                    130,766         136,789
   Insurance                                 230,248          54,942
   Licensing and registration                 53,218          47,738
   Market data                               131,167          14,404
   Office supplies                           197,861          98,475
   Other                                     292,398          89,740
   Postage and delivery                      184,233          34,648
   Professional fees                       2,442,657       1,643,905
   Rent                                      767,572         170,126
   Taxes - other                              53,991           5,137
   Telephone                                 307,156         115,293
   Travel and entertainment                  343,645          67,576
                                        ------------    ------------
     TOTAL OPERATING EXPENSES             20,532,212       7,280,616

   Interest expense                          (64,142)        (15,394)
   Interest income                           460,922         399,324
   Other income/expense                      (27,449)          6,967
                                        ------------    ------------
       TOTAL OTHER INCOME AND EXPENSE        369,331         390,897
                                        ------------    ------------

NET LOSS BEFORE INCOME TAXES              (7,568,370)       (156,682)

Provision for federal income taxes           (12,098)         (3,000)
                                        ------------    ------------

NET LOSS                                $ (7,580,468)   $   (159,682)
                                        ============    ============


                 See notes to consolidated financial statements.

TRADECAST INVESTMENTS LTD. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF CHANGES IN PARTNERS' CAPITAL
YEARS ENDED DECEMBER 31, 2000 AND 1999




                                  General        Limited
                                  Partner        Partners          Total
                               ------------    ------------    -------------

Balance at January 1, 1999     $      5,713    $    565,653    $    571,366

Contributions from partners         200,000      19,800,000      20,000,000

Distributions to partners              (163)        (16,143)        (16,306)

Net loss                             (1,597)       (158,085)       (159,682)
                               ------------    ------------    ------------

Balance at December 31, 1999        203,953      20,191,425      20,395,378

Net loss                            (75,805)     (7,504,663)     (7,580,468)
                               ------------    ------------    ------------

Balance at December 31, 2000   $    128,148    $ 12,686,762    $ 12,814,910
                               ============    ============    ============


                 See notes to consolidated financial statements.

TRADECAST INVESTMENTS LTD. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF CASH FLOWS



                                                                                 Year Ended December 31,
                                                                             -----------------------------
                                                                                2000            1999
                                                                             ------------    ------------
CASH FLOWS FROM OPERATING ACTIVITIES

Net loss                                                                     $ (7,580,468)   $   (159,682)

Adjustment to reconcile net loss to net cash used in operating activities:
     Bad debt expense                                                             413,942            --
     Loss on sale of property and equipment                                        43,545            --
     Depreciation and amortization                                              1,199,091         161,249
Changes in assets and liabilities:
     Accounts receivable                                                         (436,702)       (946,158)
     Prepaid expenses and other assets                                           (654,079)       (138,585)
     Advances to affiliates                                                       150,000        (204,517)
     Accounts payable and accrued expenses                                        140,499       1,041,658
                                                                             ------------    ------------
       NET CASH USED IN OPERATING ACTIVITIES                                   (6,724,172)       (246,035)

CASH FLOWS FROM INVESTING ACTIVITIES
   Proceeds from sale of property and equipment                                       250            --
   Cash advances on loan to former consultants                                   (218,512)        (31,488)
   Cash paid for property and equipment                                        (3,747,651)     (3,363,293)
                                                                             ------------    ------------
       NET CASH USED IN INVESTING ACTIVITIES                                   (3,965,913)     (3,394,781)

CASH FLOWS FROM FINANCING ACTIVITIES
   Contributions by partners                                                         --        20,000,000
   Distributions to partners                                                         --           (16,306)
                                                                             ------------    ------------
       NET CASH PROVIDED BY FINANCING ACTIVITIES
                                                                                     --        19,983,694
                                                                             ------------    ------------

NET INCREASE (DECREASE) IN CASH                                               (10,690,085)     16,342,878

CASH AND CASH EQUIVALENTS AT BEGINNING OF PERIOD
                                                                               16,369,170          26,292
                                                                             ------------    ------------

CASH AND CASH EQUIVALENTS AT END OF PERIOD                                   $  5,679,085    $ 16,369,170
                                                                             ============    ============


SUPPLEMENTAL CASH FLOW INFORMATION
   Cash paid for interest                                                    $     64,142    $     15,394
                                                                             ============    ============


                 See notes to consolidated financial statements.

TRADECAST INVESTMENTS LTD. AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2000 AND 1999



NOTE A - ORGANIZATION AND NATURE OF OPERATIONS

The accompanying consolidated financial statements include the accounts of TradeCast Investments Ltd. and its wholly-owned subsidiaries, TradeCast Management Corp. (C corporation), TradeCast Services Inc. (C corporation), TradeCast Advertising LLC (limited liability corporation), TradeCast Resources Inc. (C corporation) and related partnership interests, collectively referred to as the Partnership. Significant intercompany accounts and transactions have been eliminated upon consolidation.

The financial statements present the consolidated financial position and results of operations of TradeCast Investments Ltd. (Investments), TradeCast Management Corp. (Management), TradeCast Services Inc. (Services), TradeCast Advertising LLC (Advertising), and TradeCast Resources Inc. (Resources) as well as 100% of the financial position and results of operations of the following entities:


         Entity                                        Limited Partner           General Partner
         ------                                        ---------------           ---------------
         TradeCast Securities Ltd. (Securities)        Investments (99%)         Management (1%)

         QuoteCast Ltd. (QuoteCast)                    Investments (99%)         Management (1%)

         Bankstream Ltd. (Bankstream)                  Investments (99%)         Services (1%)

         TradeCast Ltd.                                Investments (99%)         Services (1%)


Substantially all operations are conducted in TradeCast Ltd. and Securities. Advertising is a wholly owned subsidiary of TradeCast Ltd.

TradeCast Ltd. is a Texas limited partnership involved in the development of software that is used by broker dealers, primarily located in the United States, to access the financial markets. The software is an integrated package that provides quotes and order entry execution functionality. The system ties into NYSE, AMEX, NASDAQ, OPRA/CBOT, and electronic communication networks such as Island ECN, Archipelago ECN, Attain ECN, BRUT ECN, Bloomberg ECN, Instinet ECN, REDI ECN, Herzog market maker, MarketXT ECN, NexTrade ECN.

Prior to February 15, 1999, TradeCast Ltd.'s activities were operated within TradeCast I Inc. (formerly known as TradeCast Inc., a Texas S corporation). Effective February 15, 1999, TradeCast I Inc. contributed its assets, liabilities and operations to TradeCast Ltd. in exchange for a 99% limited partner interest. The results of operations presented herein include the results of TradeCast I, Inc. (the predecessor) and TradeCast Ltd. (the successor) for the period January 1, 1999 through December 31, 1999 due to their common ownership and management control. Additionally, the contribution of net assets into TradeCast Ltd. has been accounted for at historical cost in a manner similar to a pooling of interests.

Securities is an introducing broker-dealer registered under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. Securities conducts business in electronic trading information and brokerage services. Securities clears all transactions through Penson Financial Services, Inc., (the Clearing Broker), on a fully disclosed basis. Accordingly, Securities is exempt from the Securities and Exchange Commission's ("SEC") Rule 15c3-3.

Securities was formed on November 17, 1997 and commenced operations during 1999.

TRADECAST INVESTMENTS LTD. AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2000 AND 1999


NOTE A - ORGANIZATION AND NATURE OF OPERATIONS (Continued)

During 2000, Securities began offering an Application Service Provider (A.S.P.) infrastructure. This will allow third party brokerage firms direct access to the exchanges via Securities through a T1 connection with the TradeCast Ltd. Data Center in Houston, Texas. TradeCast Ltd. licenses the software to Securities (Affiliate License). Pursuant to the Affiliate License, this software is sub-licensed by Securities to third party brokerage firms.


NOTE B - SIGNIFICANT ACCOUNTING POLICIES

Cash and Cash Equivalents: The Partnership considers all highly liquid debt instruments purchased with an original maturity of three months or less to be cash equivalents.

Restricted Cash: The cash balance at December 31, 2000 and 1999 includes a restricted amount of $16,349 and $15,480, respectively, representing a deposit required by the Clearing Broker.

Allowance for Doubtful Accounts: Accounts receivable is presented net of allowance for doubtful accounts of $38,794 and $41,372 at December 31, 2000 and 1999, respectively. Earnings are charged with expense when accounts receivable are deemed doubtful.

Property and Equipment: Computer and office equipment, furniture and fixtures, software, and leasehold improvements are carried at cost and depreciated on the straight-line basis over their estimated useful lives, generally three to seven years. Computer software is carried at cost and amortized on the straight-line basis over a period of three years. Major additions or improvements to property and equipment are capitalized and depreciated over the estimated useful lives. Routine repair and maintenance costs are expensed as incurred.

Software Development Costs: SFAS No. 86 "Accounting for the Costs of Computer Software to be Sold, Leased or Otherwise Marketed" requires software development costs to be capitalized upon the establishment of technological feasibility. The establishment of technological feasibility and the ongoing assessment of the recoverability of these costs requires considerable judgment by management with respect to certain external factors such as anticipated future revenue, estimated economic life, and changes in software and hardware technologies. The capitalized software is not amortized until the projects are complete. Pilot projects and projects where expected future economic benefits are less than probable are not eligible for capitalization. Research and development costs are expensed as incurred.

Federal Income Taxes: Federal income taxes are not payable by, or provided for, by the Partnership. The general and limited partners are taxed individually on their share of the Partnership's earnings. Net income or loss of the Partnerships is allocated according to the ownership percentages for the general and limited partners as specified above.

Management, Services and Resources are subject to federal income tax. Accordingly, taxes have been provided under the liability method of accounting for income taxes. Under this method, deferred tax assets and liabilities are determined based on differences between financial reporting and tax bases of assets and liabilities and are measured using anticipated tax rates and laws that will be in affect when the differences are expected to reverse.

Revenue Recognition: Order entry revenue is revenue recorded in TradeCast Ltd. related to nominal fees charged to third party broker dealers for each order placed through the licensed order entry software system.

Online revenue is revenue recorded in Securities related to commission fees charged to customers for the use of Securities online brokerage services. Securities transactions and related revenues are recorded on a trade date basis.

TRADECAST INVESTMENTS LTD. AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2000 AND 1999



NOTE B - SIGNIFICANT ACCOUNTING POLICIES (Continued)

Advertising Expense:  The Partnership expenses advertising costs as incurred.

Use of Estimates: The preparation of consolidated financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Reclassifications: Certain balances in the 1999 consolidated financial statements have been reclassified to conform with the 2000 presentation.


NOTE C - CONCENTRATION OF CREDIT RISK

The Partnership had monies deposited in bank accounts which were in excess of the federally insured limits. The Partnership monitors the financial condition of the bank and has not experienced losses associated with these accounts.


NOTE D - DEPOSITS WITH CLEARING BROKER

Securities, as a securities broker-dealer, is engaged in various securities brokerage activities serving primarily individual investors. All of the Securities' transactions are executed on a fully-disclosed basis. During the year ended December 31, 1999, Securities entered into a clearing agreement for securities clearance services with the Clearing Broker. Securities is responsible for any losses which its Clearing Broker might sustain as a result of nonperformance by customers in the settlement of securities transactions. Securities performs due diligence with respect to each customer accepted to minimize Securities' risk. Securities generally does not require collateral or other security from customers. In the event of nonperformance by a customer, Securities' exposure is generally limited to the market value risk associated with purchasing or selling securities at prevailing market prices in order to fulfill the customer's obligations. Securities is required to maintain deposits with its Clearing Broker to cover such potential losses.


NOTE E - NOTE RECEIVABLE

The Partnership has a note receivable from two former consultants of Securities, which bears interest at the compounded annual rate of eight percent and payable monthly. Unpaid principal and interest are due on May 31, 2001 or due on demand upon termination of the related consulting agreement. The note is secured by the assets and revenues of the consultants' company. During 2000, the Partnership terminated the consulting agreement. At December 31, 2000, the Partnership has recorded an allowance of $250,000 against the note receivable balance of $250,000.


NOTE F - NET CAPITAL REQUIREMENTS

Securities is subject to the SEC's Uniform Net Capital Rule 15c3-1 (the "Net Capital Rule") which requires Securities to maintain minimum net capital such that the ratio of aggregate indebtedness to net capital shall not exceed 15 to
1. At December 31, 2000, Securities had net capital of $2,048,936 which was $1,948,936 in excess of its required net capital of $100,000. At December 31, 1999, Securities had net capital of $3,047,367 which was $2,947,367 in excess of its required net capital of $100,000.

TRADECAST INVESTMENTS LTD. AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2000 AND 1999



NOTE G - PROPERTY AND EQUIPMENT

Property and equipment consists of:


                                                                           December 31,
                                                                  ---------------------------------
                                                                      2000               1999
                                                                  --------------     -------------
         Software                                                 $    1,294,324     $     449,686
         Office equipment                                                832,484           566,906
         Computer equipment                                            3,301,426         2,080,947
         Furniture and fixtures                                          886,295           328,717
         Leasehold improvements                                        1,014,339           252,951
                                                                  --------------     -------------
                                                                       7,328,868         3,679,207
         Less:  accumulated depreciation and amortization              1,442,348           297,452
                                                                  --------------     -------------

                                                                  $    5,886,520     $   3,381,755
                                                                  ==============     =============


NOTE H - NOTES PAYABLE

Interest expense incurred on related party indebtedness was approximately $0 and $15,400 for the years ended December 31, 2000 and 1999, respectively. The related party indebtedness consisted of note agreements payable to individuals related to the Partnership through common ownership and management control. These notes incurred interest at 8% and were unsecured. In June 1999, the notes were paid in full.


NOTE I - RELATED PARTY TRANSACTIONS

The amount advanced to affiliate represents costs incurred by the Partnership on behalf of an affiliate. Such costs will be repaid in the ordinary course of business.


NOTE J - LEASE COMMITMENTS

TradeCast Ltd. and Securities lease office space and equipment under noncancelable operating leases expiring at various dates through May 2006. Approximate future minimum lease payments by year and in aggregate, under these lease agreements consist of the following:

             Year Ending December 31,
             ------------------------

                       2001                       $  716,500
                       2002                          717,100
                       2003                          700,100
                       2004                          425,400
                       2005                              900
                    Thereafter                           400
                                                  ----------

                                                  $2,560,400
                                                  ==========

Rent expense was $767,572 and $170,126 for years ended December 31, 2000 and 1999, respectively.

TRADECAST INVESTMENTS LTD.
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2000 AND 1999



NOTE K - SIGNIFICANT CUSTOMERS

TradeCast Ltd. earned approximately 13% of order entry revenue from one customer for the year ended December 31, 2000. At December 31, 2000, amounts due from this customer included in accounts receivable were $104,904.

TradeCast Ltd. earned approximately 37% of order entry revenue from one customer for the year ended December 31, 1999. At December 31, 1999, amounts due from this customer included in accounts receivable were $408,368.


NOTE L - EMPLOYEE BENEFIT PLAN

Effective September 1, 2000, Investments established a retirement plan (Plan) whereby the employees of its subsidiaries and partnerships who meet eligibility requirements can participate in the Plan. Employees may contribute to the Plan through salary deferrals. The employers may match employee contributions at their discretion. There were no employer contributions during 2000.


NOTE M - SUBSEQUENT EVENT

Effective January 1, 2001, TradeCast Ltd. assigned to Securities all of its rights, title, interest, duties and obligations under the TradeCast Professional Trading Systems Software Site License Agreements to which TradeCast Ltd. and third party brokerage firms are a party.

Subsequent to December 31, 2000, Ameritrade Holding Corporation, a publicly traded company, entered into a definitive agreement to acquire directly and indirectly all of the interests in Investments and its general partner, TradeCast Enterprises LLC.